UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 28, 2021
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Agreement

Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement with Bank of America, N.A.

On October 28, 2021, loanDepot.com, a Delaware limited liability company and an indirect majority-owned subsidiary of loanDepot, Inc. (the “Company”), as guarantor and pledgor, and loanDepot BA Warehouse, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (the “Seller”), as seller, entered into Amendment No. 2 (“Amendment No. 2”) to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “BANA MRA”) with Bank of America, N.A., a national banking association (“BANA”), as buyer, pursuant to which the Seller may sell to BANA, and later repurchase, participation interests in residential mortgage loans that were issued to the Seller by the Company. The primary purposes of Amendment No. 2 are to (a) add a definition of , and other provisions related to, High-Balance Mortgage Loan and (b) temporarily increasing the amount available under the BANA MRA to be $800,000,000 through and including January 26, 2022, via certain ancillary agreements thereto.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 5 to Second Amended and Restated Master Repurchase Agreement with Jefferies Funding, LLC

On October 29, 2021, loanDepot.com, a Delaware limited liability company and an indirect majority-owned subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into Amendment No. 5 (“Amendment No. 5”) to the Second Amended and Restated Master Repurchase Agreement, dated as of January 2, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “JFL MRA”) with Jefferies Funding, LLC (“JFL”), as buyer, pursuant to which the Seller may sell to JFL, and later repurchase, certain mortgage loans . The primary purposes of Amendment No. 5 are to (a) update the definition of Pricing Side Letter and (b) extend the Expiration Date to October 29, 2022, increase the Uncommitted Amount to $1.1 billion and amend certain pricing and sublimit provisions via certain ancillary agreements thereto.

The foregoing description of Amendment No. 5 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 5, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1
Amendment No. 2, dated October 28, 2021, to Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021, by and between Bank of America, N.A., as buyer, loanDepot BA Warehouse, LLC, as seller, and loanDepot.com, LLC, as guarantor and pledgor.

10.2
Amendment No. 5, dated October 29, 2021, to the Second Amended and Restated Master Repurchase Agreement, dated as of January 2, 2018, by and between Jefferies Funding, LLC, as buyer, and loanDepot.com, LLC, as seller.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November ___, 2021

loanDepot, Inc.

By:	/s/ Peter Macdonald
Name:	Peter Macdonald
Title:	EVP, General Counsel, Secretary